UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2021

Waterstone Financial, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 West Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WSBF	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01  Change in Registrant’s Certifying Accountant
RSM US LLP was previously the principal accountants for Waterstone Financial, Inc. (the “Registrant”). On May 27, 2021, the firm was dismissed as the Registrant’s principal accountants. The decision to dismiss RSM US LLP was approved by the Audit Committee of the Registrant.
During the years ended December 31, 2020 and 2019 and the subsequent interim period through May 27, 2021, there were no: (1) disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.
The audit reports of RSM US LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
A letter from RSM US LLP is attached as an Exhibit to this Report on Form 8-K.
On June 2, 2021, the Registrant engaged CliftonLarsonAllen LLP as the Registrant’s new principal accountants for the year ending December 31, 2021. The engagement was approved by the Audit Committee of the Board of Directors of the Registrant. During the years ended December 31, 2020 and 2019, and the subsequent interim period prior to the engagement of CliftonLarsonAllen LLP, the Registrant did not consult with CliftonLarsonAllen LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                    Decscription

16                                  Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: June 2, 2021	/s/ William F. Bruss
Name: William F. Bruss
Title: Chief Operating Officer and General Counsel